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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K/A

                 AMENDMENT NO. 1 TO CURRENT REPORT ON FORM 8-K

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported):  March 1, 1994




                                    KEYCORP
             (Exact name of Registrant as specified in its charter)



            Ohio                  0-850                 34-6542451
________________________________________________________________________________
        (State or other        (Commission            (IRS Employer
        Jurisdiction of        File Number)         Identification No.)
        Incorporation)


           127 Public Square, Cleveland, Ohio              44114-1306
________________________________________________________________________________
            (Address of Principal Executive Offices)      (Zip Code)


      Registrant's telephone number, including area code:  (216) 689-3000
                                                         _____________________


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   This Amendment No. 1 to Current Report on Form 8-K is filed for the sole purpose of amending Item 7(c) of the Registrant's Form 8-K dated March 1, 1994 and filed with the Commission on March 16, 1994 to include in such Item 7(c) an
Exhibit 23, Consent of Ernst & Young, Independent Auditors. No other Item or subsection of any Item (including, without limitation, Items 7(a) and (b)) of the Registrant's Form 8-K dated March 1, 1994 and filed with the Commission on March 16, 1994, shall be amended or deemed to be amended as a result of the filing by the Registrant of this Amendment No. 1.



Item 7.  Financial Statements, Pro Forma Financial Statements, and Exhibits.

 (c)     Exhibits

           2.1 Agreement and Plan of Merger, dated as of October 1, 1993, as amended, by and between Society and Old KeyCorp (composite form). Filed as Exhibit (2)(a) to Form S-4 Registration Statement No. 33-51717 filed December 28, 1993, and incorporated herein by reference.

           2.2 Supplemental Agreement to Agreement and Plan of Merger, dated as of October 1, 1993, as amended, by and between Society and Old KeyCorp (composite form). Filed as Exhibit
                           (2)(b) to Form S-4 Registration Statement No. 33-51717 filed December 28, 1993, and incorporated herein by reference.

           23              Consent of Ernst & Young, Independent
                           Auditors.

          99.1             Report of Ernst & Young, Independent Auditors. *

          99.2             Financial Statements of Old KeyCorp and
                           Subsidiaries. *


* Filed as Exhibits 99.1 and 99.2, respectively, to KeyCorp's original Form 8-K on March 16, 1994.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this First Amendment to Form 8- K on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.


                                            KEYCORP
                                            Registrant




Date:  April 28, 1994                   /s/  Lee G. Irving
                                       __________________________________
                                        Lee G. Irving
                                        Executive Vice President,
                                        Treasurer and Chief
                                        Accounting Officer
                                        (Principal Accounting Officer)